UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

May 30, 2017

APEX RESOURCES INC
(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-207109	35-2529753
(Commission File Number)	(IRS Employer Identification No.)

Alytaus g.100, Varena, Lithuania

(Address of Principal Executive Offices) (Zip Code)

Phone: (775) 253-3921

(Registrant's Telephone Number, Including Area Code)

________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) On November 25, 2016 the Board of Directors of Apex Resources Inc (the “Registrant”) terminated the services of Monte C. Waldman, CPA, the Registrant’s certifying accountant, based upon communication the Registrant received from the Securities and Exchange Commission. The report of Monte C. Waldman, CPA on the Registrant's financial statements for the year ended June 30, 2016 or subsequent interim periods did not contain an adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements included a going concern qualification.

There were no disagreements with Monte C. Waldman, CPA whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Monte C. Waldman, CPA’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The Registrant requested that Monte C. Waldman, CPA furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Monte C. Waldman, CPA refused the request of the Registrant and declined to provide the letter based upon his belief that the circumstances surrounding the Registrant’s decision to terminate him were unfair.

(b) On December 26, 2016, the registrant engaged Kirtane & Pandit LLP, Chartered Accountants as its independent accountant. During the most recent fiscal year (since inception) and the interim periods preceding the engagement, the registrant has not consulted Kirtane & Pandit LLP, Chartered Accountants regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

(c) In May 2017 the registrant was notified by FINRA that due to the registrant’s original auditor having his standing with the PCAOB revoked that the registrant is unable to rely upon the audit report for June 30, 2016 which was filed in the Registration Statement on Form S-1. As a result the registrant has engaged Kirtane & Pandit LLP, the current independent accountant, to conduct a review of the June 30, 2016 audited financial statements and provide an opinion letter regarding those financial statements and the registrants reliance thereon for the Registration Statement on Form S-1.

(d) The opinion letter and financial statements for the year ended June 30, 2016 are included herein.

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APEX RESOURCES INC

INDEX TO FINANCIAL STATEMENTS

Our audited financial statements for the period ended June 30, 2016 are included herewith.

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KIRTANE & PANDIT LLP CHARTERED ACCOUNTATS

H-16, Saraswat Colony, Sitladevi Temple Road, Mahim (W), Mumbai 400016

T: 91-22-24444119 Email:kpcamumbai@kirtanepandit.com

To the Board of Directors and Stockholders’

Apex Resources Inc. Alyataus g. 100

Varna, Lithuania

Report of Independent Registered Public Accounting Firm

We have reviewed the accompanying balance sheet, and related statement of operation, stockholders’ equity and cash flows of Apex Resources Inc. (the “Company”) for the year then ended as of June 30, 2016.These financial statements are the responsibility of the company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As indicated in Note 3 to the financial statements, the company has experienced limited operations that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also not described in the notes to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to the matter.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America (US GAAP).

For Kirtane & Pandit LLP

Chartered Accountants

FRN: 105215W/W100057

PCAOB FIRM ID NO 5686

/s/ Milind Bhave

Partner

Membership No. 047973

Place: Mumbai, India

Date: June 7, 2017

F-1

Monte C. Waldman,

CPA 4701 N Federal Hwy,

Office #312 Pompano Beach,

FL 33064 (954)234-0353

montewaldcpa@gmail.com

Registered Public Company Accountant's Independent Opinion Report

To the Board of Directors and Stockholders'

Apex Resources Inc.

Alyataus g. 100

Var na, Lithuania

I have audited the balance sheet for Apex Resources Inc. and the related statements of operations,cash flows and stockholders' equity for the year then ended as of June 30, 2016 and 2015. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether these financial statements are free of material misstatements, irregularities, errors, and omissions. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures asserted in the financial statements. An audit also includes assessing the overall financial statements presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Apex Resources Inc. as of June 30, 2016 and 2015 and the related statements of operations, stockholders' equity, and cash flows for the fiscal year then ended June 30, 2016 and 2015; are in conformity with US Generally Accepted Accounting Principles (US GAAP).

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in Note 3 to the financial statements, the company has experienced limited operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also not described in the notes to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. My opinion is not modified with respect to the matter.

Monte C. Waldman, CPA

August 16, 2016

F-2

APEX RESOURCES INC
BALANCE SHEETS (Audited)

	June 30, 2016	June 30, 2015

ASSETS

CURRENT ASSETS
Cash	$70	$3,081

TOTAL CURRENT ASSETS	70	3,081

FIXED ASSETS
Building	$4,328	$4,328
Accumulated Depreciation - Building	(289)	-
Land	4,328	4,328

TOTAL FIXED ASSETS	8,366	8,655

TOTAL ASSETS	$8,436	$11,736

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Current Liabilities:
Loan Payable - Due to Director	$431	$105
Income Tax Payable	1,297	1,297

TOTAL LIABILITIES	$1,728	$1,402

STOCKHOLDERS' EQUITY

Common stock: authorized 75,000,000; $0.001 par value; 4,000,000 shares issued and outstanding at June 30, 2016 and June 30, 2015	4,000	4,000
Profit (loss) accumulated during the development stage	2,708	6,334

Total Stockholders' Equity	$6,708	$10,334

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$8,436	$11,736

The accompanying notes are an integral part of these financial statements

F-3

APEX RESOURCES INC
STATEMENTS OF OPERATIONS
(Audited)

	Year	Year
	Ended	Ended
	June 30, 2016	June 30, 2015
REVENUES
Sales:
Merchandise Sales	$125,269	$32,176
Total Income	125,269	32,176

Cost of Goods Sold:
Purchases - Resale Items	$116,882	$24,517
Total Cost of Goods Sold	116,882	24,517

Gross Profit	8,387	7,659

Operating Expenses:

General and administrative	$7,492	$28
Depreciation	289	-
Advertising & Promotion	4,232	-

Total Expenses	12,013	28

Income Before Income Tax	$(3,625)	$7,631

Provision for Income Tax	-	1,297

Net Income for Period	(3,625)	6,334

Net gain (loss) per share:
Basic and diluted	$(0.0009)	$0.0016

Weighted average number of shares outstanding:

Basic and diluted	4,000,000	4,000,000

The accompanying notes are an integral part of these financial statements

F-4

APEX RESOURCES INC
STATEMENTS OF CASH FLOWS
(Audited)

	Year	Year
	Ended	Ended
	June 30, 2016	June 30, 2015

Operating activities:
Net Income	$(3,625)	$6,334
Adjustment to reconcile net loss to net cash provided by operations:

Changes in assets and liabilities:
Accumulated Depreciation	289	-
Provision for Income Tax	-	1,297
Net cash provided by operating activities	(3,337)	7,631

Financing activities:

Proceeds from issuance of common stock	-	4,000
Due to related party	326	105

Net cash provided by financing activities	326	4,105

Investing activities:
Purchase of Building	-	(8,655)

Net cash provided by investing activities	-	(8,655)

Net increase in cash	(3,011)	3,081

Cash, beginning of period	3,081	-

Cash, end of period	$70	$3,081

Supplemental disclosure of cash flow information:

Cash paid during the period

Taxes	$-	$-
Interest	$-	$-

The accompanying notes are an integral part of these financial statements

F-5

APEX RESOURCES INC
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY From Inception March 31, 2015 to June 30, 2016

	Common Stock		Additional	Additional	Accumulated	Total
	Number of	Par	Paid in	Paid-in	Gain	Shareholders'
	Shares	Value	Capital	Capital	(Deficit)	Equity

Balance, March 31, 2015 (Inception)	-	$-	$-	$-	$-	$-

Common Shares issued:
for cash on June 15, 2015	4,000,000	4,000	-	-		4,000

Net gain (loss)	-	-	-	-	6,334	6,334
Balance, June 30, 2015	4,000,000	$4,000	$-	$-	$6,334	$10,334

Net gain (loss)	-	-	-	-	(3,625)	(3,625)
Balance, June 30, 2016	4,000,000	$4,000	$-	$-	$2,708	$6,708

The accompanying notes are an integral part of these financial statements

F-6

Apex Resources Inc

Notes to the Audited Financial Statements

June 30, 2016

Note 1: Organization and Basis of Presentation

Apex Resources Inc (the "Company") is a for profit corporation established under the Corporation Laws of the State of Nevada on March 31, 2015.

The primary focus of Apex Resources Inc will be providing very high quality stream room products at competitive prices. The Company is a newly created company and is subject to all risks inherent to the establishment of a start-up business enterprise. The Company's operations are based in Lithuania, but use the U.S. dollar as its functional currency.

Our financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. The Company's fiscal year-end is June 30.

The Financial Statements and related disclosures as of June 30, 2016 are audited pursuant to the rules and regulations of the United States Securities and Exchange Commission ("SEC"). Unless the context otherwise requires, all references to "Apex", "Apex Resources", "we", "us", "our" or the "company" are to Apex Resources Inc.

Note 2: Significant Accounting Policies and Recent Accounting Pronouncements

Use of Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Due to the limited level of operations, the Company has not had to make material assumptions or estimates other than the assumption that the Company is a going concern.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

Fair Value of Financial Instruments

ASC 825, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about financial instruments. ASC 820, "Fair Value Measurements" defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of March 31, 2016.

The respective carrying values of certain on-balance-sheet financial instruments approximate their fair values. These financial instruments include cash, accrued liabilities and notes payable. Fair values were assumed to approximate carrying values for these financial instruments since they are short term in nature and their carrying amounts approximate fair value.

F-7

Apex Resources Inc

Notes to the Audited Financial Statements

June 30, 2016

Development Stage Entity

The Company decided to early adopt ASU 2014-10 which eliminates the definition of a development stage entity, eliminates the development stage presentation and disclosure requirements under ASC 915, and amends provisions of existing variable interest entity guidance under ASC 810.

Basic and Diluted Loss Per Share

The Company computes earnings (loss) per share in accordance with ASC 260-10-45 "Earnings per Share", which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic earnings (loss) per share is computed by dividing net earnings (loss) available to common stockholders by the weighted average number of outstanding common shares during the period. Diluted earnings (loss) per share gives effect to all dilutive potential common shares outstanding during the period. Dilutive earnings (loss) per share excludes all potential common shares if their effect is anti-dilutive. The Company has no potential dilutive instruments, and therefore, basic and diluted earnings (loss) per share are equal.

Revenue Recognition

The company follows the guidelines of ASC 605-15 for revenue recognition. Revenue is recognized when all the following conditions have been met:

a.	the customer has prepaid for the product;
b.	the product has been shipped from either Apex Resources or one of our suppliers, and;
c.	the product has been delivered and signed for by the customer as evidenced by the shipping company.

The company is the primary obligor in the sales transaction. We are able to select suppliers based upon the customer's needs, we do not have a key supplier, we have sales agreements with multiple suppliers and we are able to set the price of the product to the customer. Customers are allowed to return the products within 30 days for exchange or refund if defects in manufacturing are identified. The company does not believe the 30 day exchange or refund will have a material impact on our revenue recognition as any product which has a defect in manufacturing will be returned to the supplier for replacement or refund for the customer based upon pursuant law and the Uniform Commercial Code.

Based on the above, the Company determined that the revenue recognition for the sales is in accordance with the FASB ASC 605-15-25-1.

Income Taxes

We use the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, "Income Taxes." Under this method, income tax expense is recognized for the amount of: (i) taxes payable or refundable for the current year and (ii) deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity's financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

F-8

Apex Resources Inc

Notes to the Audited Financial Statements

June 30, 2016

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. We have no material uncertain tax positions for any of the reporting periods presented.

Our effective tax rate for fiscal years 2016 and 2015 is 17%, which we expect to be fairly consistent in the near term. Our tax rate is also affected by discrete items that may occur in any given year, but are not consistent from year to year.

Income taxes are calculated and accrued for U.S. taxes only. The company does not currently accrue any Lithuanian taxes under Lithuanian corporate rules. As we become profitable, and have sustained revenue within Lithuania, we may become subject to Lithuanian taxes.

Recent Accounting Pronouncements

The Financial Accounting Standards Board ("FASB") periodically issues new accounting standards in a continuing effort to improve standards of financial accounting and reporting. The Company has reviewed the recently issued pronouncements. During this review the Company decided to early adopt ASU 2014-10 which eliminates the definition of a development stage entity, eliminates the development stage presentation and disclosure requirements under ASC 915, and amends provisions of existing variable interest entity guidance under ASC 810.

On June 10, 2014, The Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, consolidation, which removes all incremental financial reporting requirements from GAAP for development stage entities, including the removal of Topic 915 from the FASB Accounting Standards Codification. For the first annual period beginning after December 15, 2014, the presentation and disclosure requirements in Topic 915 will no longer be required for the public business entities. The revised consolidation standards are effective one year later, in annual periods beginning after December 15, 2015. Early adoption is permitted. The Company has adopted the amendment as of fiscal year ended June 30, 2015.

There are several new accounting pronouncements issued by the Financial Accounting Standards Board ("FASB") which are not yet effective. Each of these pronouncements, as applicable, has been or will be adopted by the Company. As of June 30, 2016, none of these pronouncements is expected to have a material effect on the financial position, results of operations or cash flows of the Company.

F-9

Apex Resources Inc

Notes to the Audited Financial Statements

June 30, 2016

Note 3: Going Concern

The accompanying financial statements and notes have been prepared assuming that the Company will continue as a going concern.

For the period from inception (March 31, 2015) to June 30, 2016, the Company had a net profit of $2,708. The Company's ability to continue as a going concern is dependent upon the Company's ability to generate sufficient revenues to operate profitably or raise additional capital through debt financing and/or through sales of common stock.

Management plans to fund operations of the Company through the proceeds from an offering pursuant to a Registration Statement on Form S-1 or private placements of restricted securities or the issuance of stock in lieu of cash for payment of services until such a time as profitable operations are achieved. There are no written agreements in place for such funding or issuance of securities and there can be no assurance that such will be available in the future. Management believes that this plan provides an opportunity for the Company to continue as a going concern.

The failure to achieve the necessary levels of profitability or obtain the additional funding would be detrimental to the Company.

Note 4: Concentrations

Initial sales are concentrated with one client. Sales are made without collateral and the credit-related losses are insignificant or non-existent. Accordingly, there is no provision made to include an allowance for doubtful accounts.

Note 5: Legal Matters

The Company has no known legal issues pending.

Note 6: Debt

In June 2015 the Director and President of the Company made the initial deposits to the Company's bank accounts (checking and savings) in the amount $105 which is being carried as a loan payable. In January 31, 2016 the Director loaned the company an additional $326. The balance of the loan at June 30, 2016 is $431. The loan is non-interest bearing, unsecured and due upon demand.

Note 7: Capital Stock

The Company has 75,000,000 shares of common stock with a par value of $0.001 per share.

On June 15, 2015 the Company issued 4,000,000 shares of common stock for a purchase price of $0.001 per share to its sole director. The Company received aggregate gross proceeds of $4,000.

As of June 30, 2016 there were no outstanding stock options or warrants.

F-10

Apex Resources Inc

Notes to the Audited Financial Statements

June 30, 2016

Note 8: Fixed Assets

In June 30, 2015 the Company purchased land and a small office located at Alytaus g. 100, Varena, Lithuania. The purchase price of $8,655 was allocated as $4,327.50 for the building and $4,327.50 for the land. The Company will utilize the space as a primary office.

Fixed assets are stated at cost. The Company utilizes straight-line depreciation over the estimated useful life of the asset.

Land - 0 years

Buildings - 15 years

Office Equipment - 7 years

For the year ended June 30, 2016 the Company recorded depreciation expense of $289 for the building.

Note 9: Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, "Income Taxes." Under this method, income tax expense is recognized for the amount of: (i) taxes payable or refundable for the current year and (ii) deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity's financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized. ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. We have no material uncertain tax positions for any of the reporting periods presented.

Our effective tax rate for fiscal year 2016 was 17%, which we expect to be fairly consistent in the near term. Our tax rate is also affected by discrete items that may occur in any given year, but are not consistent from year to year.

The components of income (loss) before income taxes were comprised of the following:

Year ended June 30, 2016
Tax jurisdictions from:
-U.S.	$2,708
Income (loss) before income taxes	$2,708

F-11

Apex Resources Inc

Notes to the Audited Financial Statements

June 30, 2016

Provision for income taxes (at 17%) consisted of the following:

Year ended June 30, 2016
Current:
460
Income tax expense	$460

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carryforwards are expected to be available to reduce taxable income. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance.

Year Ended June 30, 2016

Deferred tax assets:
Net operating tax carryforward	$(2,708)
Tax rate	17%
Gross deferred tax assets	460
Valuation allowance	(460)

Net deferred tax assets	$-0-

Apex Resources Inc is registered in the State of Nevada and is subject to United States of America tax law. As of June 30, 2016, the operations in the United States of America incurred $2,708 of cumulative net operating income.

Note 10: Related Party Transactions

The Company's sole officer and director is involved in other business activities and may in the future, become involved in other business opportunities as they become available.

The Company has a related party transaction involving the Company's director. The nature and details of the transaction are described in Note 6.

Note 11: Subsequent Events

The Company has evaluated events subsequent through the date these financial statements have been issued to assess the need for potential recognition or disclosure in this report. Such events were evaluated through the date these financial statements were available to be issued, August 16, 2016. Based upon this evaluation, it was determined that no subsequent events occurred that require recognition or disclosure in the financial statements.

F-12

Exhibit 23	Consent of Kirtane & Pandit LLP, Chartered Accountants

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2017	By:	/s/ Tadas Dabasinskas
	Name:	Tadas Dabasinskas
	Title:	President

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